                     NAVISTAR FINANCIAL CORPORATION
                            AND SUBSIDIARIES
                                                               Exhibit 24
                            POWER OF ATTORNEY

Each person whose  signature  appears below does hereby make,  constitute and appoint  Pamela  Turbeville,  Paul Martin and Kristin  Moran and each of them  acting  individually,  true  and  lawful  attorneys-in-fact  and agents  with  power to act  without  the  other  and with  full  power of substitution,  to  execute,  deliver and file,  for and on such  person's behalf,  and in such  person's  name and capacity or capacities as stated
below,  any  amendment,  exhibit or  supplement  to the Form 10-K  Report making  such  changes  in  the  report  as  such  attorney-in-fact  deems appropriate.

                               SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934, this report has been signed below by the  following  persons on behalf of the registrant and in the capacities and on the dates indicated:

    Signature                Title                              Date

/s/ANDREW J. CEDEROTH     Vice President and Treasurer;      February 14, 2005
   Andrew J. Cederoth      Director
                          (Principal Financial Officer)

/s/PAMELA TURBEVILLE      Chief Executive Officer and        February 14, 2005
   Pamela Turbeville       Director
                          (Principal Executive Officer)

/s/TERRY M. ENDSLEY       Director                           February 14, 2005
   Terry M. Endsley

/s/THOMAS M. HOUGH        Director                           February 14, 2005
   Thomas M. Hough

/s/ROBERT C. LANNERT      President; Director                February 14, 2005
   Robert C. Lannert

/s/PAUL MARTIN            Vice President and Controller;     February 14, 2005
   Paul Martin            Director
                          (Principal Accounting Officer)

/s/MARK SCHWETSCHENAU     Director                           February 14, 2005
   Mark Schwetschenau